UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
AMENDMENT NO. 1 to CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
August 7, 2017 (May 4, 2017)

EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive, Kingsport, TN	37662
(Address of Principal Executive Offices)	(Zip Code)

(423) 229-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A updates the Form 8-K dated May 4, 2017 reporting the voting results of the 2017 Annual Meeting of the Stockholders of Eastman Chemical Company under Item 5.07.  Among the items of business acted upon by stockholders at the Annual Meeting and reported on the May 4, 2017 Form 8-K were the advisory vote on executive compensation as disclosed in the Annual Meeting proxy statement (the “say-on-pay” vote) and the advisory vote on the frequency of future say-on-pay votes.

Item 5.07(d) -- Submission of Matters to a Vote of Security Holders (Frequency of Future Say-on-Pay Votes)

As previously reported, a plurality (the largest number) of votes cast in the advisory vote on the frequency of future say-on-pay votes were for such vote to continue to occur “every year”, supporting the Board of Directors’ recommendation that an advisory say-on-pay stockholder vote continue to be included in the Company’s proxy statement for, and voted on by stockholders at, each annual meeting of stockholders, as follows:

“Say-on-Pay” Frequency Votes; Abstentions and Broker Non-Votes	Votes For (% of voted shares); Abstentions and Broker Non-Votes (% of outstanding shares)
Every Year	97,732,931 (87.52%)
Every Other Year	255,619 (0.23%)
Every Three Years	13,677,844 (12.25%)
Abstentions	266,228 (0.18%)
Broker Non-Votes	11,325,891 (7.77%)

In light of this advisory vote and in accordance with the Board of Directors' previous recommendation, the Board has determined that an advisory say-on-pay stockholder vote will continue to be included in the Company’s proxy statement for, and voted on by stockholders at, each annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eastman Chemical Company

By: /s/ Brian L. Henry
Brian L. Henry,
Senior Securities - Governance Counsel and Assistant Secretary

Date:  August 7, 2017